SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for use  of the  Commission  only  (as  permitted  by  Rule
       14a-6(e)(2)).
[ X ]  Definitive Proxy  Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               PROCYON CORPORATION
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]   No fee required
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
            1) Title of each class securities to which transaction applies:

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            2) Aggregate number of securities to which transaction applies:

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            3) Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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            4) Proposed maximum aggregate value of transaction:

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            5) Total fee paid:

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[    ]   Fee paid previously with preliminary materials.
[    ]   Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
            1) Amount Previously Paid:

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            2) Form, Schedule or Registration Statement No.:

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            4) Date Filed:

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
                               PROCYON CORPORATION

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held December 5, 1998
                                ----------------

     Notice is hereby given that the Annual Meeting of Shareholders of Procyon Corporation, a Colorado corporation (the "Company"), will be held at the Clearwater Beach Hotel, 500 Mandalay Boulevard, Clearwater, Florida 34615 on Saturday, December 5, 1998, at 9:00 A.M. Eastern time, or at any adjournment or adjournments thereof, for the following purposes:

     1. To elect five directors to hold office for the term set forth in the accompanying Proxy Statement and until their successors shall have been duly elected and qualified;

     2. To consider and act upon a proposal to adopt a comprehensive stock option plan;

     3. To ratify the appointment of Giunta, Ferlita & Walsh, P.A. as independent auditors; and

     4. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING, although only shareholders of record at the close of business on November 13, 1998, will be entitled to notice of, and to vote at, the meeting or any adjournment thereof. The transfer books of the Company will not be closed.

                                          By Order of the Board of Directors,


                                          John C. Anderson
                                          President
Clearwater, Florida
November 17, 1998

                                    IMPORTANT

PLEASE MARK, DATE, SIGN, NOTE ANY CHANGE OF ADDRESS AND RETURN THE ENCLOSED PROXY CARD IMMEDIATELY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, WE WILL BE GLAD TO RETURN YOUR PROXY SO THAT YOU MAY VOTE IN PERSON.

                               PROCYON CORPORATION
                        1150 CLEVELAND STREET, SUITE 410
                            CLEARWATER, FLORIDA 33755
                                 (727) 447-2998


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held December 5, 1998
                              --------------------

General

     The enclosed proxy is solicited by the Board of Directors of Procyon Corporation (hereinafter referred to as the "Company") for use at the Annual Meeting of Shareholders to be held at the Clearwater Beach Hotel, 500 Mandalay Boulevard, Clearwater, Florida at 9:00 a.m., Eastern Time, on Saturday, December 5, 1998, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. This Proxy Statement and the form of proxy will be mailed to shareholders on or about November 17, 1998. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by notifying the Secretary of the Company. Unless the proxy is revoked, or unless it is received in such form as to render it invalid, the shares represented by it will be voted in accordance with the instructions contained therein.

     The record date with respect to this solicitation is November 13, 1998. All holders of record of Common Stock and Preferred Stock of the Company as of the close of business on that date are entitled to vote at the meeting. As of
November 13, 1998, the Company had a total of 5,811,110 shares of Common and Preferred Stock outstanding. Each share is entitled to one vote. A majority of the votes entitled to be cast constitutes a quorum. If a quorum exists, action on any matter other than the election of directors will be approved if the votes cast in person or by proxy at the meeting favoring the action exceed the votes cast opposing the action. In the election of directors, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election will be elected. Abstentions and broker non-votes are not counted in the calculation of the vote. The Company's President, who is expected to vote for the directors nominated by the Board of Directors and to vote in accordance with the recommendations of the Board of Directors, owns approximately 74% of the Company's outstanding shares of Common Stock. A proxy may be revoked by the shareholder at any time prior to its being voted. If a proxy is properly signed and is not revoked by the shareholder, the shares it represents will be voted at the meeting in accordance with the instructions of the shareholder. If the proxy is signed and returned without specifying choices, the shares will be voted in accordance with the recommendations of the Board of Directors. The cost of this solicitation will be borne by the Company. Employees and directors of the Company may solicit proxies but will not receive any additional compensation for such solicitation. Proxies may be solicited personally or by mail, facsimile, telephone or telegraph.

     As a matter of policy, proxies, ballots and voting tabulations that identify individual shareholders are held confidential by the Company. Such documents are available for examination only by the inspectors of election, none of whom is an employee of the Company, and certain employees associated with tabulation of the vote. The identity of the vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

                            I. ELECTION OF DIRECTORS

     All nominees for election as directors, except Mr. Thompson, are now members of the Board of Directors. The Board of Directors knows of no reason why any nominee would be unable to serve as a director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate or the Board of Directors may reduce the number of directors to eliminate the vacancy.

     The  following  material  contains  information  concerning  the  nominees,
including   their  recent   employment,   positions  with  the  Company,   other
directorships and age as of the date of this Proxy Statement.

                                                        Capacities in                     Director
       Name                    Age                      Which Served                        Since
       ----                    ---                      ------------                        -----
John C. Anderson                55             President, Chief Executive and               1994
                                               Financial Officer, and Director
Chester L. Wallack              57             Director                                     1995
Fred W. Suggs, Jr.              52             Director                                     1995
Alan B. Crane                   48             Director                                     1995
Richard T. Thompson             57             Director Nominee

-----------------------

     John C. Anderson. Mr. Anderson has served as a director of the Company and also as its President and Chief Executive and Financial Officer since November, 1994, when he purchased a controlling interest in the Company. From 1989 to 1994, he served as President of Rush-In Mart, Inc., an import-export firm doing business primarily in the former Soviet Union. From 1978 to 1989, he served as President of Stuffit Company, Inc., a print and mail direct marketing firm with over 300 employees and eleven locations. From 1970 to 1978, he served as President of Radius International, a firm engaged in retail and exporting activities. Mr. Anderson received a B.S. degree in Business Administration from Kansas State University.

     Chester L. Wallack. Mr. Wallack serves as Chief Executive Officer of Felton West, Inc., a real estate development and construction company in Dover, Delaware. Mr. Wallack is a retired United States Air Force officer having served as a pilot and in various management capacities. He graduated from the University of Kansas with a B.S. degree in Industrial Management and from Southern Illinois University with an M.B.A. degree in Finance.

     Fred W. Suggs, Jr. Mr. Suggs has been a practicing attorney since 1975. He is a partner in the Greenville, South Carolina office of Ogletree, Deakins, Nash, Smoak & Stewart, specializing in labor and employment law. He has been certified as a specialist in labor and unemployment law by the South Carolina Supreme Court and is a frequent lecturer on labor and employment law issues. Mr. Suggs graduated from Kansas State University with a B.S. degree and he received his J.D. degree from the University of Alabama.

     Alan B. Crane. Mr. Crane is a partner in Crane Farms, a farming partnership in Larned, Kansas. In 1994, Mr. Crane was appointed by the governor of Kansas to the Kansas Water Authority to oversee project expenditures. He received a B.S. degree from Kansas State University.

     Richard T. Thompson. Since 1989, Mr. Thompson has been a principal of Sunproof Corporation of Florida which markets and installs products, such as window film and solar shades, to reduce heat and glare in automobiles, residences and commercial offices. From 1986 to 1988, he was an officer and owner of American Industries, an injection molding enterprise. From 1979 through 1984, Mr. Thompson was the president and owner of Pinellas Millwork Company. In 1970, he purchased an office furniture and supply company, which was subsequently merged with another office products store to create one of the largest office products store in the Midwest. Mr. Thompson continued to serve as an officer and part owner until 1979.

Key Employee

     Ronald L. Maddix. Mr. Maddix has served as the President and Chief Executive Officer of the Company's wholly-owned subsidiary, Amerx Health Care Corporation, since July 1996. From February 1995 to June 1996, Mr. Maddix served as President of SunStates Medical Products, Inc., a distributor of medical capital equipment. From July 1993 to February 1995, he served as President of Granitec Corporation, a manufacturer of building materials. From July 1992 to July 1993, he served as President of Environmed International, Inc., a medical products company. From March 1987 to July 1992, Mr. Maddix served as Vice President of Marketing for a microsurgical laser manufacturer. Mr. Maddix attended Parsons College majoring in Business Administration.

Common Stock Ownership

     The following table sets forth certain information regarding beneficial ownership of Common Stock as of November 13, 1998 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock,
(ii) each director or nominee, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted. The address of each person listed is 1150 Cleveland Street, #410, Clearwater, Florida 54615.

                                                          Shareholdings on
                                                          November 13, 1998
                                                     ---------------------------
                                                      Number of       Percent of
Name and Address                                      Shares(1)         Class
----------------                                      ---------       ----------

John C. Anderson.............................         3,386,000         74.0  %
Chester L. Wallack...........................            60,000          1.3
Fred W. Suggs................................           100,000          2.2
Alan B. Crane................................            86,000          1.9
Richard T. Thompson..........................            45,000          1.0
All directors and officers
  as a group (five persons)..................         3,632,000         80.2%

---------------
     (1)  Consists  of 36,000,  60,000,  100,000,  86,000  and 15,000  shares of
          Series A Preferred Stock owned by Messrs. Anderson, Wallack, Suggs, Crane and Thompson respectively, which Preferred Stock is convertible into an equal number of shares of Common Stock of the Company. Such conversion occurs (i) at the option of the holder, or (ii) automatically, effective as of the close of a public offering of Common Stock if such public offering satisfies certain size and price per share requirements.

Executive Compensation and Other Matters

     Summary Compensation Table. The table on the following page sets forth the annual and long-term compensation for services in all capacities to the Company for the three fiscal years ended June 30, 1998, 1997 and 1996 of the Company's Chief Executive Officer (the "Named Officer"). No other officer of the Company received total annual salary and bonus in excess of $100,000 during the year ended June 30, 1998.


                                                                         Long Term Compensation
                                                                                 Awards
                                                                                 ------
                                    Fiscal     Annual Compensation       Securities Underlying       All Other
Name and Principal Position          Year      Salary($)    Bonus($)         Options/SARs(#)     Compensation($)
---------------------------          ----      ---------    --------         ---------------     ---------------

John C. Anderson,                     1998       $144,000    $ -0-                  --                 $-0-
 President, Chief Executive           1997        144,000      -0-                  --                  -0-
 and Financial Officer and            1996        144,000      -0-                  --                  -0-
 Director

     Option Grants Table. No grants of stock options were made during the fiscal year ended June 30, 1998.

     Fiscal Year-End Options/Option Values Table. The Named Officer does not have any options to purchase the Company's securities.

Compensation of Directors

     No employee of the Company receives any additional compensation for his services as a director. No non-employee director receives any compensation for his service; however, the Board of Directors has authorized payment of reasonable travel or other out-of-pocket expenses incurred by non-management directors in attending meetings of the Board of Directors. The Board of Directors may consider alternative director compensation arrangements from time to time.

Board and Committee Attendance

     In fiscal year 1998, the Board of Directors held one formal meeting and all directors attended that board meeting. There were no committees of the Board of Directors during fiscal 1998. The Board recently established a Compensation
Committee and appointed Messrs. Wallack, Suggs and Crane to serve as its members.

     The Board of Directors has unanimously approved and recommends that shareholders vote FOR the director nominees identified above.


                II. PROPOSAL TO APPROVE OMNIBUS STOCK OPTION PLAN

     In 1987, the Company's Board of Directors adopted an Incentive Stock Option Plan pursuant to which 1,000,000 shares of Common Stock were reserved for issuance. This plan was designed to comply with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which provides that no incentive option may be granted more than ten years after effectiveness of the plan. No options were ever granted under this plan.

     The Board of Directors has adopted, subject to shareholder approval at the Annual Meeting, the Company's 1998 Omnibus Stock Option Plan (the "1998 Plan"). The 1998 Plan is a new comprehensive benefit plan that gives the Company the ability to offer a variety of equity based incentives and awards to persons who are key to the Company's growth, development and financial success. The Board of Directors believes that the adoption of the 1998 Plan will assist the Company in attracting and retaining qualified personnel, advisors and directors.

     The full text of the 1998 Plan is set forth in Exhibit "A" of this Proxy Statement, which is incorporated herein by this reference.

Summary of 1998 Plan

     The 1998 Plan permits the grant of awards to directors, employees and consultants of the Company and its subsidiaries. The 1998 Plan provides for the grant of incentive stock options ("Incentive Stock Options") within the meaning of the Code, non-qualified stock options, restricted shares, performance units, performance shares, dividend equivalent, share appreciation rights ("SARs") and other forms of awards, including deferrals of earned awards, (collectively, the "Awards"). Employees and non-employees to whom an offer of employment has been extended, directors and consultants of the Company are all eligible participants for all Awards, except that Incentive Stock Options may be granted only to employees.

     The 1998 Plan is to be administered by the Compensation Committee of the Board of Directors, or such other committee designated by the Board of Directors (the "Committee"). The Committee construes and interprets the 1998 Plan, determines the terms and conditions of the Awards granted under the 1998 Plan, including the individuals who are to granted Awards, the exercise price, if any, the number of shares subject to an Award and the vesting and duration of Awards, subject to any restrictions contained in the 1998 Plan. If the 1998 Plan is approved by the shareholders, the Board of Directors intends to appoint a Compensation Committee composed of the three non-employee directors and designate such Compensation Committee as the administrator of the 1998 Plan.

     The maximum number of shares of Common Stock reserved and available for Awards under the 1998 Plan will be 1,000,000 and the Compensation Committee may limit the number of shares that may be awarded in the form of restricted stock Awards. Adoption of the 1998 Plan will permit the Company to issue up to 1,000,000 shares of Common Stock, which would constitute approximately 14.7% of the total shares of Common Stock outstanding assuming all such shares were issued, all Preferred Shares presently outstanding were converted to Common Stock and no other shares of Common were issued. The Company does not anticipate issuing Awards representing all or a majority of the available shares for some period of time and expects that this number of shares will be sufficient for compensatory issuances in the near future. The Company believes that, while the potential future issuance of shares under the 1998 Plan will be dilutive to present and future shareholders, the issuance of Awards under the 1998 Plan for compensatory purposes will have the effect of motivating management and others to perform, which in turn should be reflected through the increase in value of the Company's Common Stock and any increase will offset, to some degree, the dilution to be experienced by current and future shareholders.

     The exercise price of Incentive Stock Options granted under the 1998 Plan must be at least equal to the fair market value of the Common Stock of the Company on the date of grant, and must be 110% of fair market value when granted to an employee who owns shares representing more than 10% of the voting power of all classes of stock of the Company. The exercise price of non-qualified stock options granted under the 1998 Plan can not be less than 85% of the fair market value of the Common Stock on the date of grant. The term of all options granted under the 1998 Plan may not exceed ten years, except the term of Incentive Stock

Options granted to a 10% or more stockholder may not exceed five years. The 1998 Plan may be amended or terminated by the Board of Directors, but no such action may impair the rights of a participant under a previously granted option.

     The 1998 Plan provides for the award of SARs and Performance Units and Performance Shares. A SAR is an incentive Award that permits the holder to receive (per share covered thereby) the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the fair market value of such share on the date the SAR was granted or at such date as the Compensation Committee designates. The Compensation Committee may grant SARs independently, in addition to, or in tandem (such that the exercise of the SAR or related stock option will result in forfeiture of the right to exercise the related stock option or SAR for an equivalent number of shares) with a stock option Award. A Performance Unit or Performance Share is an incentive Award whereby the Company commits to make a distribution depending on the attainment of a performance objective and condition established by the Committee and the base value of the Performance Unit or Performance Share.

     Upon termination of services of a non-employee director or consultant, all options issuable, but not yet granted, to such persons for services rendered shall be granted and all options shall remain exercisable for the original option term. Options granted to an employee are exercisable for specified periods of time ranging from one month to one year following an employee's termination depending on the circumstances of the termination, except that options granted to an employee terminated for cause shall not be exercisable to any extent after termination. An unexercised option is exercisable only to the extent that it was exercisable on the date of termination.

     The 1998 Plan provides that, in the event the Company enters into an agreement providing for the merger of the Company into another corporation, an exchange of shares with another corporation, the reorganization of the Company or the sale of substantially all of the Company's assets, unvested stock options become immediately vested and exercisable. Upon the consummation of the merger, exchange, reorganization or sale of assets, the successor corporation must assume all Awards or substitute another Award on substantially identical terms to the outstanding Award.

Tax Information

     The tax effects on the recipient and on the Company of Awards made under the 1998 Plan depend on the particular type of Award. Under many forms of Award that can be made pursuant to the 1998 Plan, the fair market value of the benefit of the Award is includable in the recipient's gross income as compensation income for Federal and state income tax purposes at the time he or she receives payment or is entitled to receive payment (whether in cash or shares) without further restrictions or conditions. The Company is entitled to a tax deduction in the amount which the recipient is required to include in his or her gross income.

     Special rules apply to the taxation of grants of restricted shares and grants of stock options. In the case of restricted shares, under federal income tax law and under the tax laws of some states, the recipient has the option to elect within 30 days of the grant to be taxed when the grant is made on the market value of the shares at that time, or on the date when all restrictions lapse on the market value of the shares at that later time (including, in the case of officers and directors, restrictions on the freedom to sell their shares which arise under the "short swing" provisions of Section 16(b) of the Securities Exchange Act of 1934).

     Stock options have special rules. No income for federal tax purposes is recognized upon the grant of the option, or in the case of incentive stock options qualifying under Section 422A of the Internal Revenue Code, upon its exercise. If shares purchased under an incentive stock option are not sold for 2 years after the option was granted and one year after it was exercised, gain upon the sale of the shares is taxed as long term capital gain under the federal tax law and the tax law of some states. If sold sooner, the difference between the option exercise price and the market value of the shares at the time of exercise is taxable compensation under federal law and any further gain is long-term or short term capital gain depending on whether the shares were held for the capital gain holding period, which is currently 12 months.

     In the case of the exercise of a non-qualified option, the difference between the option price and the market value of the shares purchased is ordinary income to the employee. When the shares are sold, the gain or loss is treated as long- or short- term capital gain or loss depending on whether the long-term holding period was met.

     The Company is allowed a tax deduction for an amount, which to the employee is taxable compensation, when there is a sale or disposition of incentive stock option shares before the holding period is met and also when non-qualified stock options are exercised.

Registration Under Securities Act of 1933

     Management anticipates that shares of the Company's Common Stock reserved under the 1998 Plan will be registered under the Securities Act of 1933. Until such Common Stock is registered, any shares issued pursuant to any Award under the 1998 Plan will be "restricted" securities.

                           III. SELECTION OF AUDITORS

     The firm of Giunta, Ferlita & Walsh, P.A. has examined the financial statements of the Company for the fiscal year ended June 30, 1998. Subject to shareholder approval, Giunta, Ferlita & Walsh, P.A. has been re-appointed by the Board of Directors to serve as the Company's independent auditors for the ensuing fiscal year. Representatives of Giunta, Ferlita & Walsh, P.A. are expected to be present at the Annual Meeting with the opportunity to make a statement if it is their desire to do so, and will be available to respond to appropriate questions from shareholders.

     The Board of Directors recommends a vote FOR ratification of Giunta, Ferlita & Walsh, P.A. as independent auditors for the Company.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and the Company. Specific due dates for these reports have been established and the Company is required to disclose any failure to file, or late filing, of such reports. Based solely on the Company's review of Forms 3, 4 and 5 and amendments thereto furnished to the Company and written representations with respect to filing of such Forms, the Company is not aware of any failure to file, or late filing, of any such reports during the 1998 fiscal year.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On January 31, 1996, the Company entered into an Agreement and Plan of Exchange (the "Agreement") with Amerx Health Care Corp., a corporation based in Clearwater, Florida ("Amerx"). The Agreement provided that the Company would acquire Amerx through a share exchange in which all of the issued and outstanding common stock of Amerx would be exchanged for a total of 3,000,000 (post-split) shares of Common Stock of the Company (the "Exchange"). The Agreement provided that as a condition to the Exchange, the Company would complete a five for one reverse split of its issued and outstanding shares of Common Stock. The reverse stock split was approved by the Company's shareholders on April 15, 1996. The reverse stock split became effective on May 8, 1996 and the Exchange was completed as of May 9, 1996. Prior to the Exchange, Amerx was wholly-owned by John C. Anderson.

     During fiscal 1995, Mr. Anderson advanced $348,363 to the Company which was used to fund operations and an investment in a certificate of deposit. The certificate of deposit was pledged to guaranty a letter of credit which was obtained by the Company in order to finance certain proposed inventory purchases. The anticipated inventory purchases were not made, and the letter of credit was not used. Effective July 1, 1995, Mr. Anderson converted $117,500 of the advance plus accrued interest of $15,500 into paid in capital, which was accounted for as part of the Exchange. The remainder of the advances were repaid during fiscal 1996 following liquidation of the certificate of deposit. Mr. Anderson has continued to advance funds to the Company. During fiscal 1998, Mr. Anderson advanced $266,316 to the Company to fund operations and at June 30, 1998, the Company owed him $213,316 on these advances which is represented by a non-interest bearing note due June 30, 1999, collateralized by all of the assets of the Company.

     The Company's directors and director nominee, consisting of Messrs. Anderson, Wallack, Suggs, Crane and Thompson, have purchased a total of 342,000 shares of Preferred Stock at a price of $1 per share. Such purchases were made on terms and conditions which were identical to the purchases made by all other private investors.

                                  ANNUAL REPORT

     The Annual Report to Shareholders for the fiscal year ended June 30, 1998 is being sent to all shareholders with this Proxy Statement. The Annual Report to Shareholders does not form any part of the material for the solicitation of any Proxy. The Annual Report to Shareholders contains the Company's Annual Report on Form 10-KSB for the year ended June 30, 1998 as filed with the Securities and Exchange Commission. An additional copy, without exhibits, is available without charge to any shareholder of the Company upon written request to John C. Anderson, Procyon Corporation, 1150 Cleveland Street, Suite 410, Clearwater, Florida 33755.

                              SHAREHOLDER PROPOSALS

     Shareholders who intend to submit proposals for inclusion in the Proxy Statement relating to the year ending June 30, 1999 must do so by sending the proposal and supporting statements, if any, to the Company no later than July 20, 1999. Such proposals should be sent to the attention of the Corporate Secretary, Procyon Corporation, 1150 Cleveland Street, Suite 410, Clearwater, Florida 33755.

                                  OTHER MATTERS

     Except for the matters described herein, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at such meeting that is a proper subject for action by the shareholders. However, if any other matters should properly come before the Annual Meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person or person acting under the Proxy.

                                                                       Exhibit A
                               PROCYON CORPORATION
                         1998 OMNIBUS STOCK OPTION PLAN

1. Purpose

The purpose of this Plan is to promote the interest of the Corporation and its stockholders and the Corporation's success by providing a method whereby a variety of equity-based incentive and other Awards may be granted to Employees and Directors of the Corporation and its Subsidiaries and to selected Consultants.

2. Definitions

     A. "Award" means any form of stock option, restricted stock, Performance Unit, Performance Share, stock appreciation right, dividend equivalent or other incentive award granted under the Plan.

     B. "Award Notice" means any written notice from the Corporation to a Participant or agreement between the Corporation and a Participant that establishes the terms applicable to an Award.

     C.   "Board of Directors" means the Board of Directors of the Corporation.

     D. "Code" means the Internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated pursuant to the Code.

     E.   "Committee"   means  the  Compensation   Committee  of  the  Board  of
          Directors, or such other committee designated by the Board of Directors, which is authorized to administer the Plan under Section 3 hereof. The number of persons who shall serve on the Committee shall be specified from time to time by the Board of Directors; however, in no event shall there be fewer than two members of the Committee.

     F. "Common Stock" means Common Stock of the Corporation, no par value per share.

     G. "Consultant" means any individual who renders services directly to the Corporation or a Subsidiary or to the Corporation's customers as defined and designated from time to time by the Committee.

     H.   "Corporation" means Procyon Corporation, a Colorado corporation.

     I. "Director" means a member of the Board of Directors or a member of the Board of Directors of a Subsidiary.

     J. "Employee" means any employee of the Corporation or a Subsidiary and also includes non-employees to whom an offer of employment has been extended.

     K.   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     L. "Fair Market Value" means, on any given date (i) if the Common Stock is traded in the over-the-counter market and not in The Nasdaq Stock Market or on any national securities exchange, the per share closing bid prices of the Common Stock as reported by a generally accepted reporting service for such market, (ii) if the Common Stock is traded in The Nasdaq Stock Market or on a national securities exchange, the per share closing price of the Common Stock on which it is so listed,
          (iii) if trading in the Common Stock is not reported by Nasdaq, the lowest per share bid price of the Common Stock as reported in the "pink sheets" published by National Quotation Bureau, Incorporated,
          (iv) if no such  reported  price is reported for such date pursuant to
          (i), (ii) or (iii) above, then the bid, closing sale or bid price, respectively, on the first preceding day on which so reported, or (v) if the Common Stock is not so traded and/or reported for a 30-day period immediately preceding the date for determining Fair Market Value, the Committee shall, in good faith and in conformity with the requirements of Section 422 of the Code, establish a method for determining the Fair Market Value.

     M. "Non-Employee Director" means Directors who are not also Employees of the Corporation or a Subsidiary.

     N. "Participant" means any individual to whom an Award is granted under the Plan.

     O. "Performance Share" means a Unit expressed in terms of, or valued by reference to, a share of Common Stock.

     P. "Performance Unit" means a Unit valued by reference to designated criteria established by the Committee, other than Common Stock.

     Q. "Plan" means this Plan, which shall be known as Procyon Corporation 1998 Omnibus Stock Option Plan.

     R. "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

     S. "Subsidiary" means a corporation or other business entity of which the Corporation directly or indirectly has an ownership interest of 50% or more, or of which it has a right to elect or appoint 50% or more of the board of directors or other governing body. A Subsidiary shall include both currently owned Subsidiaries as well as any Subsidiary hereafter acquired.

     T. "Unit" means a bookkeeping entry used by the Corporation to record the grant of an Award until such time as the Award is paid, cancelled, forfeited or terminated.

3. Administration

     A. The Plan shall be administered by the Committee. The Committee shall have the authority to:

          i.   construe and interpret the Plan;

          ii.  promulgate,   amend   and   rescind   rules   relating   to   the
               implementation   of  the  Plan;

          iii. make all determinations necessary or advisable for the administration of the Plan, including the selection of Employees, Consultants and affiliated individuals who shall be granted Awards, the number of shares of Common Stock or Units to be subject to each Award, the Award price, if any, the vesting or duration of Awards, and the designation of stock options as incentive stock options or non-qualified stock options;

          iv.  determine   the   disposition   of  Awards  in  the  event  of  a
               Participant's divorce or dissolution of marriage;

          v. determine whether Awards will be granted alone or in combination or in tandem with other Awards; vi. determine whether cash will be paid or Awards will be granted in replacement of, or as alternatives to, other grants under the Plan or any other incentive or compensation plan of the Corporationr a Subsidiary.

     B. Subject to the requirements of applicable law, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award, or any Award Notice; take any and all other actions it deems necessary or advisable for the proper administration of the Plan; designate persons other than members of the Committee to carry out its responsibilities; and prescribe such conditions and limitations as it may deem appropriate; except that the Committee may not delegate its authority with regard to the selection for participation of, or the granting of Awards to, persons under
          Section 16 of the Exchange Act. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons validly claiming under or through Participants.

     B. The Committee may at any time, and from time to time amend or cancel any outstanding Award, but only with the consent of the person to whom the Award was granted. Any Award granted may be converted, modified, forfeited or canceled, prospectively or retroactively, in whole or in part, by the Committee in its sole discretion. However, no such action may impair the rights of any person to whom the Award was granted without his or her consent. The Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award.

4. Eligibility

     A.   Any Employee is eligible to become a Participant in the Plan.

     B. Directors who are not Employees of the Corporation or a Subsidiary shall be eligible to receive Awards in accordance with Section 7.

     C. Consultants who are not Employees or Directors of the Corporation shall be eligible to receive Awards in accordance with Section 8.

5. Shares Available

Subject to Section 16 hereof, the maximum number of shares of Common Stock issuable on exercise of options (including incentive options) or other Awards granted under the Plan shall be 1,000,000. Notwithstanding the foregoing sentence, the maximum number of shares of Common Stock that may be awarded under this Plan in the form of restricted stock awards pursuant to Section 10 may be limited by the Committee. If an option or SAR expires or is terminated, surrendered or canceled without have been fully exercised, if restricted stock or Performance Shares are forfeited, or if any other grant results in any shares not being issued, the unused shares covered by any such Award shall again be available for grant under the Plan to any Participant who is not subject to
Section 16 of the Exchange Act.

6. Term

The Plan shall become effective on December 5, 1998. No Award shall be granted pursuant to the Plan on or after the tenth anniversary date of such date, but Awards granted prior to such tenth anniversary may extend beyond that date to the date(s) specified in the agreement(s) covering such Awards.

7. Awards to Non-Employee Directors

Options granted to Directors who are not Employees of the Corporation or a Subsidiary shall be subject to the following terms:

     A. The exercise price shall be not less than 85% of the Fair Market Value of the underlying Shares of Common Stock on the date of the grant, payable in accordance with the alternatives stated in Section 9.B.(ii) and (iii) of the Plan;

     B.   The term of the options shall be not more than ten (10) years;

     C. The options shall be subject to Section 14 of the Plan. Awards to Consultants

8. Consultants shall receive Awards in accordance with the following terms:

     A.   No Awards of incentive stock options shall be made to Consultants.

     B. Awards of non-qualified stock options to such Consultants shall be subject to the following terms:

          i. The exercise price shall be not less than 85% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant, payable in accordance with the alternatives stated in Sections 9.B.(ii) and (iii) of the Plan;

          ii.  The term of the options shall be not more than ten (10) years;

          iii. The options shall be subject to Section 14 of the Plan.

9. Stock Options

          A. Awards may be granted in the form of stock options. Stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options).

          B. Subject to Section 9.C. relating to incentive stock options, options shall be in such form and contain such terms as the Committee deems appropriate. While the terms of options need not be identical, each option shall be subject to the following terms:

               i. The exercise price shall be the price set by the Committee but may not be less than 85% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant.

               ii. The exercise price shall be paid in cash (including check, bank draft, or money order), or at the discretion of the Committee, all or part of the purchase price may be paid by delivery of the optionee's full recourse promissory note, delivery of Common Stock already owned by the Participant for at least six (6) months and valued at its Fair Market Value, by the surrender of all or part of an Award
                    (including the Award being exercised), in other property, rights and credits, deemed acceptable by the Committee, or any combination of the foregoing methods of payment. In the case of incentive stock options, the terms of payment shall be determined at the time of grant.

               iii. Promissory  notes given as payment of the exercise price, if permitted by the Committee, shall contain such terms as set by the Committee which are not inconsistent with the following: the unpaid principal shall bear interest at a rate set from time to time by the Committee; payments of principal and interest shall be made no less frequently than annually; no part of the note shall be payable later than ten (10) years from the date of purchase of the underlying shares of Common Stock; and the optionee shall give such security as the Committee deems necessary to ensure full payment.

               iv. The term of an option may not be greater than ten (10) years from the date of the grant.

               v. Neither a person to whom an option is granted nor such person's legal representative, heir, legatee or distributee shall be deemed to be the holder of, or to have any of the rights of a holder or owner with respect to, any shares of Common Stock subject to such option unless and until such person has exercised the option.

     C. The following special terms shall apply to grants of incentive stock options:

          i. Subject to Section 9.C.(ii) of the Plan, the exercise price of each incentive stock option shall not be less than 100% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant.

          ii. No incentive stock option shall be granted to any Employee who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless at the time of such grant the exercise price of the option is at least 110% of the Fair Market Value of the underlying shares of Common Stock subject to the option and such option is not exercisable after the expiration of five (5) years from the date of the grant.

          iii. No incentive stock option shall be granted to a person in his capacity as a Employee of a Subsidiary if the Corporation has less than a 50% ownership interest in such Subsidiary.

          iv. Options shall contain such other terms as may be necessary to qualify the options granted therein as incentive stock options pursuant to Section 422 of the Code, or any successor statute, including that such incentive stock options shall be granted only to Employees, that such incentive stock options are non-transferrable, and which shall conform to all other requirements of the Code.

10.Restricted Stock

     A.   Awards may be granted in the form of restricted stock.

     B. Grants of restricted stock shall be awarded in exchange for consideration in an amount determined by the Committee. The price, if any, of such restricted stock shall be paid in cash, or at the discretion of the Committee, all or part of the purchase price may be paid by delivery of the Participant's full recourse promissory note, delivery of Common Stock already owned by the Participant for at least six (6) months and valued at its Fair Market Value, or any combination of the foregoing methods of payment, provided no less than the par value of the stock is paid in cash, and the Participant has rendered no less than three (3) months prior service to the Corporation.

     C. Restricted stock awards shall be subject to such restrictions as the Committee may impose and may include, if the Committee shall so determine, restrictions on transferability and restrictions relating to continued employment.

     D. The Committee shall have the discretion to grant to a Participant receiving restricted shares all or any of the rights of a shareholder while such shares continue to be subject to restrictions.

11. Performance Units and Performance Shares

     A. Awards may be granted in the form of Performance Units or Performance Shares. Awards of Performance Units and Performance Shares shall refer to a commitment by the Corporation to make a distribution to the Participant or to his beneficiary depending on the attainment of the performance objective(s) and other conditions established by the Committee and the base value of the Performance Unit or Performance Shares, respectively, as established by the Committee.

     B. Settlement of Performance Units and Performance Shares may be in cash, in shares of Common Stock, or a combination thereof. The Committee may designate a method of converting Performance Units into Common Stock, including, but not limited to, a method based on the Fair Market Value of Common Stock over a series of consecutive trading days.

     C. Participants shall not be entitled to exercise any voting rights with respect to Performance Units or Performance Shares, but the Committee in its sole discretion may attach dividend equivalents to such Awards.

12. Stock Appreciation Rights

     A. Awards may be granted in the form of stock appreciation rights. Stock appreciation rights may be awarded in tandem with a stock option, in addition to a stock option, or may be free-standing and unrelated to a stock option.

     B. A stock appreciation right entitles the Participant to receive from the Corporation an amount equal to the positive difference between the Fair Market Value of Common Stock on the date of exercise of the stock appreciation right and the grant price or some other amount as the Committee may determine at the time of grant (but not less than the Fair Market Value of Common Stock on the date of grant).

     C. With respect to persons subject to Section 16 of the Exchange Act, a stock appreciation right may only be exercised during a period which begins on the third business day following a date when the Corporation's quarterly summary statement of sales and earnings is released to the public and ends on the 12th business day following such date. This Section 12.C. shall not apply if the exercise occurs automatically on the date when a related stock option expires.

     D.   Settlement of stock  appreciation  rights may be in cash, in shares of
          Common  Stock,  or  a  combination   thereof,  as  determined  by  the
          Committee.

13. Deferral of Awards

At the discretion of the Committee, payment of an Award, dividend equivalent, or any portion thereof may be deferred until a time established by the Committee. Deferrals shall be made in accordance with guidelines established by the Committee to ensure that such deferrals comply with applicable requirements of the Code and its regulations. Deferrals shall be initiated by the delivery of a written, irrevocable election by the participant to the Committee or its nominee. Such election shall be made prior to the date specified by the Committee. The Committee may also (A) credit interest equivalents on cash payments that are deferred and set the rates of such interest equivalents and
(B) credit dividends equivalents on deferred payments denominated in the form of shares of Common Stock.

14. Exercise of Stock Options or Awards Upon Termination of Employment or Services.

     A. Upon cessation of service as a Non-Employee Director or Consultant, for whatever reason, any and all stock options issuable to such persons, but not yet granted as of the date of cessation of service, for services rendered by the Non-Employee Director or Consultant since the grant date immediately preceding the date of cessation of service, shall be promptly granted and shall remain exercisable until the expiration of the term of the option. In addition, all stock options granted under Sections 7 and 8 and held by the Non-Employee Director or Consultant as of the date of cessation of service may be exercised by the Non- Employee Director or Consultant or his/her heirs or legal representatives until the expiration of the option term. Subject to
          Section 22, stock options granted to other Participants under Section 9 may permit the exercise of options upon the Participant's termination of employment within the following periods, or such shorter periods as determined by the Committee at the time of grant:

          i. If on account of death, within twelve (12) months of such event by the person or persons to whom the Participant's rights pass by will or the laws of descent or distribution.

          ii. If on account of retirement (as defined from time to time by Corporation policy), stock options may be exercised within three
               (3) months of such termination. iii. If on account of resignation, options may be exercised within one (1) month of such termination.

          iv. If for cause (as defined from time to time by Corporation policy), no unexercised option shall be exercisable to any extent after termination.

          v. If on account of the taking of a leave of absence for the purpose of serving the government or the country in which the principal place of employment of the Participant is located, either in a military or a civilian capacity, or for such other purpose or reason as the Committee may approve, a Participant shall not be deemed during the period of any such absence alone, to have terminated his service, except as the Committee may otherwise expressly provide.

          vi. If on account of disability, within one year following the disability of the Participant.

          vii. If for any reason other than death, retirement, resignation, cause, or disability, options may be exercised within three (3) months of such termination.

     B. An unexercised option shall be exercisable only to the extent that such option was exercisable on the date the Participant's employment or service terminated. Notwithstanding the foregoing, and except as provided in Section 14.A. above, terms relating to the exercisability of options may be amended by the Committee before or after such termination.

     C. In no case may an unexercised option be exercised to any extent by anyone after expiration of its term.

     D. To the extent any Award other than stock options is exercisable by a Participant, such Award shall be exercisable only until termination (in the case of Employees only) or within the time periods specified in A.(i) to A.(vii) above. In the case of a non-Employee Participant, such Award will be exercisable in accordance with the terms thereof unless the Committee has required continued service to the Corporation or a Subsidiary as a condition to the exercise of an Award, in which event the exercise of an Award following termination of services by a non-Employee Participant shall be as provided for by the Committee.

15. Assignability

The rights of a Participant under the Plan shall not be assignable by such Participant. No Participant may create a lien on any funds, securities, rights or other property to which such Participant may have an interest under the Plan, or which is held by the Corporation for the account of the Participant under the Plan.

16. Adjustment of Shares Available

The Committee shall make appropriate and equitable adjustments in the shares of Common Stock available for future Awards and the number of shares of Common Stock covered by unexercised, unvested or unpaid Awards upon the subdivision of the outstanding shares of Common Stock; the declaration of a dividend payable in Common Stock; the declaration of a dividend payable in a form other than Common Stock in an amount that has a material effect on the price of the shares of Common Stock; the combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock; a recapitalization; or a similar event.

17. Payment of Withholding Taxes

As a condition to receiving or exercising an Award, as the case may be, the Participant shall pay to the Corporation or the employer Subsidiary the amount of all applicable Federal, state, local and foreign taxes required by law to be paid or withheld relating to receipt or exercise of the Award. Alternatively, the Corporation may withhold shares of Common Stock with an aggregate Fair Market Value equal to such withholding taxes, from any Award in shares of Common Stock, to the extent the withholding is required by law. The Corporation may also accept delivery of Common Stock already owned by the Participant for at least six (6) months and valued at its Fair Market Value. The Corporation also may deduct such withholding taxes from any Award paid in cash.

18. Amendments

The Board of Directors may amend the Plan at any time and from time to time, subject to the receipt of stockholder approval where required by Rule 16b-3, by the Code, by The Nasdaq Stock Market or other exchange regulations or by state corporation law. Rights and obligations under any Award granted before amendment of the Plan shall not be materially altered or impaired adversely by such amendment, except with consent of the person to whom the Award was granted.

19. Regulatory Approvals and Listings

Notwithstanding any other provision in the Plan, the Corporation shall have no obligation to issue or deliver certificates for shares of Common Stock under the Plan prior to (A) obtaining approval from any governmental agency which the Corporation determines is necessary or advisable, (B) admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and
(C) completion of any registration or other qualification of such shares under any state or Federal law or ruling of any governmental body which the Corporation determines to be necessary or advisable.

20. No Right to Continued Employment or Grants

Participation in the Plan shall not give any Employee any right to remain in the employ of the Corporation or any Subsidiary. Further, the adoption of this Plan shall not be deemed to give any Employee or other individual the right to be selected as a Participant or to be granted an Award.

21. No Right, Title, or Interest in Corporation Assets

No Participant shall have any rights as a stockholder of the Corporation until Participant acquires an unconditional right under an Award to have shares of Common Stock issued to such Participant. In the case of a recipient of a stock option, the unconditional right to have shares of Common Stock issued to such Participant shall be defined as the date upon which the Participant has exercised the stock option and tendered valid consideration to the Corporation for the exercise thereof. To the extent any person acquires a right to receive payments from the Corporation under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Corporation.

22. Special Provision Pertaining to Persons Subject to Section 16

Notwithstanding any other item of this Plan, the following shall apply to persons subject to Section 16 of the Exchange Act, except in the case of death or disability or unless Section 16 shall be amended to provide otherwise than as described below, in which event this Plan shall be amended to conform to Section 16, as amended:

     A. Restricted stock or other equity securities (within the meaning used in Rule 16b-3 of the Exchange Act or any successor rule) offered pursuant to this Plan must be held for at least six (6) months from the date of grant; and

     B. At least six (6) months must elapse from the date of acquisition of any stock option, Performance Unit, Performance Share, stock appreciation right or other derivative security (within the meaning used in Rule 16b-3 of the Exchange Act or any successor rule) issued pursuant to the Plan to the date of disposition of such derivative security (other than upon exercise or conversion) or its underlying equity security.

23. Indemnification

In addition to such other rights of indemnification as they may have as Directors, the members of the Board of Directors or the Committee administering the Plan shall be indemnified by the Corporation against reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

24. Merger, Reorganization, Exchange or Sale of Assets

In the event the Company enters into an agreement providing for the merger of the Company into another corporation, an exchange of shares with another corporation, the reorganization of the Company or the sale of substantially all of the Company's assets, any unvested Awards shall become immediately vested and exercisable as of the date of such merger agreement, exchange agreement, reorganization or sale agreement. Upon consummation of the merger, exchange, reorganization or sale of assets, each vested stock option, Performance Unit, Performance Share and stock appreciation right shall either be assumed by the successor corporation or, if not so assumed, the successor corporation shall substitute a vested stock option, Performance Unit, Performance Share or stock appreciation right for each outstanding vested stock option, Performance Unit, Performance Share and stock appreciation right on substantially identical terms to the terms of outstanding Awards in this form.

25. Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of Colorado.

                               PROCYON CORPORATION
          Annual Meeting of Shareholders to be held on December 5, 1998

KNOW ALL MEN BY THESE PRESENTS: that the undersigned shareholder of Procyon Corporation (the "Company") hereby constitutes and appoints John C. Anderson and Chester L. Wallack, or either of them, as attorneys and proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock or Preferred Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held December 5, 1998, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting of Shareholders and Proxy Statement dated November 17, 1998, receipt of which is acknowledged.

       1. To consider and act upon a proposal to elect Messrs. John C. Anderson, Chester L. Wallack, Fred W. Suggs, Jr., Alan B. Crane and Richard T. Thompson as directors to hold office for one-year terms or until their successors are elected and qualified.

                 |_|    FOR ELECTION OF ALL NOMINEES (except as shown below)
                 |_|    WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

     Instruction: To withhold authority to vote for any individual nominee, strike through the nominee's name below.

                                John C. Anderson
                               Chester L. Wallack
                               Fred W. Suggs, Jr.
                                  Alan B. Crane
                               Richard T. Thompson

       2. To consider and act upon a proposal to approve a comprehensive stock option plan.

                 |_|    FOR APPROVAL
                 |_|    AGAINST APPROVAL
                 |_|    ABSTAIN

       3. To ratify the appointment of Giunta, Ferlita & Walsh, P.A. as independent auditors of the Company.

                 |_|    FOR RATIFICATION
                 |_|    AGAINST RATIFICATION
                 |_|    ABSTAIN

       4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

                 |_|    AUTHORIZED TO VOTE
                 |_|    ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND FOR PROPOSALS 2 AND 3 AND THE PROXY HOLDERS WILL VOTE ON ANY PROPOSAL UNDER 4 IN THEIR DISCRETION AND IN THEIR BEST JUDGMENT.

Please mark, date, and sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                 Dated:
                                       ----------    ---------------------------
                                                               Signature
     [Mailing Label]
                                 Dated:
                                       ----------    ---------------------------
                                                     Signature if held jointly